SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

September 13, 2006

SENSOR SYSTEM SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-024828	98-0226032
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45 Parker Avenue, Suite A, Irvine, California	92618
(Address of principal executive offices)	(Zip code)

(949) 855-6688
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

On September 14, 2006, Sensor System Solutions, Inc. (the “Company”) was evicted from the premises it leased at 45 Parker Avenue, Suite A, Irvine, California, under that certain Lease, entered into as of May 28, 2002, by and between the Company and The Irvine Company, a Delaware corporation (the “Lessor”). The Lessor obtained a Writ of Possession of Real Property from the Superior Court of California, Orange County, on September 6, 2006 to evict the Company based on a judgment entered on behalf on the Lessor on August 25, 2006 by the Superior Court of California, Orange County. The Company is currently seeking a suitable alternative location for its operations.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Exhibit No. Description:

Exhibit	Description	Location

Exhibit 99.1	Notice to Vacate	Provided herewith

Exhibit 99.2	Writ of Possession of Real Property	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2006	Sensor System Solutions, Inc.

	By:	/s/ Michael Young
Name: Michael Young
Title: Chief Executive Officer